UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Paylocity Holding Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 19, 2015

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of Paylocity Holding Corporation on December 9, 2015, at 9:00 a.m. Central Time.  The meeting will be held at the Company’s headquarters located at 3850 N. Wilke Road, Arlington Heights, Illinois 60004.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials primarily over the Internet. On or about October 19, 2015, we mailed to our stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report to Stockholders for the fiscal year ended June 30, 2015, over the Internet. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how you can receive a paper copy of the proxy materials by mail.  If you receive your annual meeting materials by mail, the Notice of Annual Meeting of Stockholders, Proxy Statement, 2015 Annual Report and proxy card will be enclosed. If you receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the Annual Report and Proxy Statement on the Internet, both of which are available at www.proxyvote.com.

Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by either marking, signing and returning the enclosed proxy card or using telephone or internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.  If you attend the meeting you will have the right to revoke the proxy and vote your shares in person.  If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We look forward to seeing you at the annual meeting.

Sincerely yours,

Steven R. Beauchamp

President and Chief Executive Officer

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

DATE	Wednesday, December 9, 2015, at 9:00 a.m. Central Time

PLACE	Paylocity Headquarters, 3850 N. Wilke Road, Arlington Heights, Illinois 60004

PURPOSES	1. To elect two Class II directors to hold office for three-year terms or until their respective successors are elected and qualified, or their earlier death, resignation or removal;

2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

RECORD DATE

You can vote if you were a stockholder of record at the close of business on October 12, 2015. Attendance at the meeting is limited to stockholders or their proxy holders and Company guests. Only stockholders or their valid proxy holders may address the meeting.

VOTING

You may vote your shares by submitting a proxy by Internet, by telephone, or by completing, signing, dating and returning the enclosed proxy card or by voting in person at the Annual Meeting. The proxy card describes your voting options in more detail. If for any reason you desire to revoke your proxy, you can do so at any time before it is voted.

MAILING

On or about October 19, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2015 Annual Report to Stockholders and how to vote.

For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices.

By order of the Board of Directors,

Peter J. McGrail
Chief Financial Officer

October 19, 2015
Arlington Heights, Illinois

IMPORTANT:  Please vote your shares by submitting a proxy by Internet, by telephone, or by completing, signing, dating and returning the enclosed proxy card. The proxy card describes your voting options in more detail.  If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2015.  A complete set of proxy materials relating to our annual meeting, consisting of the

Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report, is available on the Internet and may be viewed at www.proxyvote.com.

Attending the Meeting

The meeting will be held at the Company’s headquarters located at 3850 N. Wilke Road, Arlington Heights, Illinois 60004.

•Doors open at 8:30 a.m. Central Time.

•Meeting starts at 9:00 a.m. Central Time.

•Proof of Paylocity Holding Corporation stock ownership and photo identification is required to attend the annual meeting.

•The use of cameras and other recording devices is not allowed.

Questions

For Questions Regarding:	Contact:
Annual meeting	Paylocity Investor Relations Investors@paylocity.com

Stock ownership for registered holders	Wells Fargo Shareowner Services (800) 468-9716 (within the U.S. and Canada) or 651-450-4064 (worldwide) or stocktransfer@wellsfargo.com

Stock ownership for beneficial holders	Please contact your broker, bank or other nominee

Voting for registered holders	Paylocity Investor Relations Investors@paylocity.com

Voting for beneficial holders	Please contact your broker, bank or other nominee

Paylocity Holding Corporation

PAYLOCITY HOLDING CORPORATION

3850 N. WILKE ROAD
ARLINGTON HEIGHTS, ILLINOIS 60004

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 9, 2015

The board of directors of Paylocity Holding Corporation is soliciting your proxy for the 2016 Annual Meeting of Stockholders to be held on December 9, 2015, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  This Proxy Statement and related materials are first being made available to stockholders on or about October 19, 2015.  References in this Proxy Statement to the “Company,” “we,” “our,” “us” and “Paylocity” are to Paylocity Holding Corporation and its consolidated subsidiaries, and references to the “annual meeting” are to the 2016 Annual Meeting of Stockholders.  When we refer to the Company’s fiscal year, we mean the annual period ended on June 30, 2015.  This proxy statement covers our 2015 fiscal year, which was from July 1, 2014 through June 30, 2015 (“fiscal 2015”).

SOLICITATION AND VOTING

Record Date

Only stockholders of record at the close of business on October 12, 2015 will be entitled to notice of and to vote at the meeting and any adjournment thereof.  At the close of business on this record date, a total of 50,833,040 shares of our common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Quorum

A majority of the shares of common stock issued and outstanding as of the record date must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the meeting.  Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the meeting.  Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum.

Vote Required to Adopt Proposals

Each share of our common stock outstanding on the record date is entitled to one vote on each of the two director nominees.  Each share of our common stock outstanding on the record date is entitled to one vote on each other matter.  For the election of directors, the nominees to serve as Class II directors will be elected by a plurality of the votes cast by the stockholders entitled to vote at the election.  You may vote “For” or “Withhold” with respect to each director nominee.  Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have no effect on the election of directors.  With respect to the other proposals, approval of the proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter.

Effect of Abstentions and Broker Non-Votes

Broker non-votes, if any, and shares voted “Withhold” will have no effect on the election of directors. For each of the other proposals, broker non-votes, if any, will not be counted in determining the number of votes cast and will have no effect on the approval of these proposals, but abstentions will have the same effect as negative votes.  If your shares are held in an account at a bank or brokerage firm, that bank or brokerage firm may vote your shares of common stock on Proposal No. 2 regarding ratification of our independent auditors, but will not be permitted to vote your shares of common stock with respect to Proposal No. 1, unless you provide instructions as to how your shares should be voted.  If an executed proxy card is returned by a bank or broker holding shares which indicates that the bank or broker has not received voting instructions and does not have discretionary authority to vote on the proposals, the shares will not be considered to have been voted in favor of the proposals.  Your bank or broker will vote your shares on Proposal No. 1 only if you provide instructions on how to vote by following the instructions they provide to you.  Accordingly, we encourage you to vote promptly, even if you plan to attend the annual meeting.  In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Voting Instructions

If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your voting instructions.  If no choice is indicated on a signed and dated proxy card, the shares will be voted as the board recommends on each proposal as follows: “FOR” the election of each of the nominees named herein and “FOR” the ratification of the appointment of our independent auditors.  Many banks and brokerage firms have a process for their beneficial owners to provide instructions via telephone or the Internet.  The voting instruction form that you receive from your bank or broker will contain instructions for voting.

Depending on how you hold your shares, you may vote in one of the following ways:

Stockholders of Record:  You may vote by either marking, signing and returning the enclosed proxy card or via the instructions included in your Notice or using telephone or Internet voting.  You may also vote in person at the annual meeting.

Beneficial Stockholders:  Your bank, broker or other holder of record will provide you with a voting instruction form for you to use to instruct them on how to vote your shares.  Check the instructions provided by your bank, broker or other holder of record to see which voting options are available to you.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid, “legal” proxy from your bank, broker or other agent.

Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on December 8, 2015.  Submitting your proxy by mail or telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting in person.

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed in your Notice or proxy card or by delivering written instructions to the Corporate Secretary before the annual meeting. Attendance at the annual meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the annual meeting.  If your shares are held in an account at a bank, brokerage firm or other agent, you may change your vote by submitting new voting instructions to your bank, brokerage firm or other agent, or, if you have obtained a “legal” proxy from your bank, brokerage firm or other agent giving you the right to vote your shares, by attending the annual meeting and voting in person.

Solicitation of Proxies

We will bear the cost of soliciting proxies.  In addition to soliciting stockholders by mail, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable, out-of-pocket costs for forwarding proxy and solicitation material to the beneficial owners of common stock.  We may use the services of our officers, directors and employees to solicit proxies, personally or by telephone, without additional compensation.

Voting Results

We will announce preliminary voting results at the annual meeting.  We will report final results in a Form 8-K report filed with the SEC.

JOBS Act Explanatory Note

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (ii) December 31, 2019; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a classified board of directors consisting of two Class I directors, two Class II directors and two Class III directors.  At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting date.

The term of the Class II directors, Mark H. Mishler and Ronald V. Waters, III, will expire on the date of the 2016 annual meeting.  Accordingly, two persons are to be elected to serve as Class II directors of the board of directors at the meeting.  The board’s nominees for election by the stockholders to those two positions are the two current Class II members of the board of directors, Mark H. Mishler and Ronald V. Waters, III.  If elected, each nominee will serve as a director until our 2019 annual meeting of stockholders and until their respective successors are elected and qualified, or their earlier death, resignation or removal.  If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.  The proxies cannot vote for more than two persons.

The two nominees for Class II director receiving the highest number of votes of shares of common stock will be elected as Class II directors.  A “Withhold” vote will have no effect on the vote.

We believe that each of our directors has demonstrated business acumen, ethical integrity and an ability to exercise sound judgment as well as a commitment of service to us and our board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MARK H. MISHLER AND RONALD V. WATERS, III AS CLASS II DIRECTORS.  PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The names of our directors who will continue in office until the 2017 and 2018 annual meetings of stockholders, as well as the nominees for Class II directors to be elected at this meeting, and certain information about them as of October 19, 2015 is set forth below.  Also set forth below are the specific experience, qualifications, attributes or skills that led our nominating and corporate governance committee to conclude that each person should serve as a director.

Name	Position	Age	Director Since
Class I Directors Whose Terms Expire at the 2018 Annual Meeting of Stockholders:
Steven I. Sarowitz	Chairman	49	1997
Jeffrey T. Diehl	Director	45	2008
Class II Directors Nominated for Election at the 2016 Annual Meeting of Stockholders:
Mark H. Mishler	Director	57	2013
Ronald V. Waters, III	Director	63	2013
Class III Directors Whose Terms Expire at the 2017 Annual Meeting of Stockholders:
Steven R. Beauchamp	President, Chief Executive Officer and Director	43	2007
Andres D. Reiner	Director	44	2014

Directors Continuing in Office until the 2018 Annual Meeting of Stockholders

Steven I. Sarowitz founded Paylocity in 1997 and is our Chairman.  Mr. Sarowitz is currently the Chief Executive Officer of Blue Marble Payroll, an international payroll aggregator. Prior to founding Paylocity, Mr. Sarowitz worked at Robert F. White, a Chicago-based independent payroll service firm. He later was an executive at three privately-held payroll companies. Mr. Sarowitz formerly served as President of the Independent Payroll Providers Association. Mr. Sarowitz holds a B.A. in Economics from the University of Illinois at Urbana. Mr. Sarowitz brings to our board of directors extensive executive leadership and operational experience in payroll services companies, and his experience and familiarity with our business as the founder and Chairman.

Jeffrey T. Diehl has served as a director since May 2008. Mr. Diehl is currently the Managing Partner of Adams Street Partners, LLC, a global private equity investment management firm. Prior to joining Adams Street Partners in 2000, Mr. Diehl worked at Brinson Partners/UBS Global Asset Management and The Parthenon Group. Mr. Diehl serves as a director of various private companies and a public company, Q2 Holdings, Inc., a virtual banking solutions company. Mr. Diehl holds a B.S. from Cornell University and an M.B.A. from Harvard University. Mr. Diehl brings to our board of directors years of experience as an advisor to a wide range of technology companies, including companies in the software, IT-enabled business services and consumer Internet/media sectors. Mr. Diehl’s experience with the growth and development of technology companies provides our board of directors with a unique perspective on our long-term strategy.

Nominees for Election to a Three-Year Term Expiring at the 2019 Annual Meeting of Stockholders

Mark H. Mishler has served as a director since November 2013. Since 2011, Mr. Mishler has served as the President and Chief Executive Officer and as a director of Interstate National Corporation (“INC”), a service contract and extended warranty program provider, and in April 2014 Mr. Mishler was elected Chairman of INC.  From 2002 to 2010, Mr. Mishler served as President, Chief Operating Officer and as a Director of The Warranty Group, a warranty service contract provider. Mr. Mishler holds a B.S. in Accounting from Robert Morris University. Mr. Mishler is a retired officer of the United States Army. Mr. Mishler brings to our board of directors 30 years of business experience in positions such as controller, chief financial officer, chief operating officer and chief executive officer. In addition, Mr. Mishler has served as a director on numerous boards. Mr. Mishler brings to our board of directors significant finance experience derived primarily from his previous service as a controller and chief financial officer.

Ronald V. Waters, III has served as a director since November 2013. Mr. Waters has been an independent business consultant since May 2010. From 2009 to May 2010, he was a Director and the President and Chief Executive Officer of LoJack Corporation, or LoJack, a worldwide marketer of wireless tracking and recovery systems for valuable mobile assets, and, from 2007 to 2008, he was a Director and the President and Chief Operating Officer of LoJack. He is a director of Fortune Brands Home & Security, Inc., a home and security products company and HNI Corp., a manufacturer of office furniture and a manufacturer and marketer of gas- and wood-burning fireplaces. From 2012 to 2015, Mr. Waters served as a director of Chiquita Brands International, Inc., an international marketer and distributor of food products. From 2006 to 2007, Mr. Waters served as a director of Sabre Holdings Corporation. Mr. Waters brings to our board of directors leadership experience through his former role as Chief Executive Officer of LoJack and significant finance expertise derived primarily from his current service on the audit committee of another public company and previous roles as a director and Chief Operating Officer at a public company, Chief Financial Officer at Wm. Wrigley Jr. Company, Controller at The Gillette Company and partner of a large public accounting firm. Mr. Waters also brings to our board of directors international, legal and information technology expertise derived primarily from his service in various roles at several large public companies.

Directors Continuing in Office until the 2017 Annual Meeting of Stockholders

Steven R. Beauchamp is our President and Chief Executive Officer and a director. Prior to joining Paylocity in 2007, Mr. Beauchamp was employed by Paychex, Inc., from September 2002 to August 2007 and served as VP of Product Management and as a Corporate Officer. Mr. Beauchamp also served as Vice President of Payroll Operations for Advantage Payroll Services, Inc. from August 2001 to September 2002 after Advantage Payroll acquired Payroll Central where he served as President from May 1999 to August 2001. Mr. Beauchamp also spent three years in operations management with ADP Canada from May 1995 to April 1998. Mr. Beauchamp holds a B.B.A. from Wilfrid Laurier University and an M.B.A. from Queen’s University. Mr. Beauchamp brings to our board of directors over 15 years of experience in management positions in payroll services companies, and his experience and familiarity with our business as our President and Chief Executive Officer.

Andres D. Reiner has served as a director since September 2014. Since 2010, Mr. Reiner has served as the President and Chief Executive Officer and a director of PROS Holdings, Inc., or PROS, an enterprise software company. Since 1999, and prior to his appointment as President and Chief Executive Officer, Mr. Reiner held a series of positions with PROS, including Senior Vice President of Product Development and Executive Vice President of Product and Marketing. Prior to joining PROS, Mr. Reiner held various technical and management positions in technology companies including Platinum Technology, ADAC Healthcare Information Systems, and Kinesix. Mr. Reiner holds a B.S. in Computer Science with a minor in Mathematics from the University of Houston. Mr. Reiner brings to our board of directors leadership experience through his role as President and Chief Executive Officer of PROS, as well as knowledge and experience with product development and innovation at technology companies.

CORPORATE GOVERNANCE

Director Independence

Our board of directors has determined that each of Messrs. Diehl, Mishler, Reiner and Waters is an “independent director” for purposes of the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Exchange Act as the term relates to membership on the board of directors.

The definition of independence under the rules of the Nasdaq Global Select Market (the “Nasdaq Listing Rules”) includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his or her family members, has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq Listing Rules, our board has made a subjective determination as to each independent director that no material relationships exist that, in the opinion of our board, would interfere with his exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board reviewed and discussed information provided by the directors in questionnaires with questions tailored to the Nasdaq Listing Rules with regard to each director’s business and personal activities as they may relate to us and our management.

Board of Directors Leadership Structure

The board of directors has adopted corporate governance guidelines to promote the functioning of the board and its committees.  These guidelines address board composition, board functions and responsibilities, qualifications, leadership structure, committees and meetings.

Our Corporate Governance Guidelines do not contain a policy mandating the separation of the offices of the Chairman of the Board and the Chief Executive Officer, and the board is given the flexibility to select its Chairman and our Chief Executive Officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman and the Chief Executive Officer may be filled by one individual or two. The board has chosen to separate the positions of Chairman of the Board and Chief Executive Officer. We believe this structure is optimal for us because it avoids any duplication of effort between the Chairman and the Chief Executive Officer and permits our Chief Executive Officer to focus his efforts on the day-to-day management of the Company. This separation provides strong leadership for the board and the Company through the Chairman, while also positioning our Chief Executive Officer as our leader in the eyes of our employees and other stakeholders. The board may reconsider the best board leadership structure for us from time to time.

Risk Management

Our risk management function is overseen by our board of directors. Through our management reports and company policies, such as our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our audit committee’s and compensation committee’s review of financial and other risks, we keep our board of directors apprised of material risks and provide our directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us and how our management addresses those risks. Mr. Beauchamp, as our Chief Executive Officer, works with our independent directors and with management when material risks are identified by the board of directors or management to address such risk. If the identified risk poses an actual or potential conflict with management, our independent directors would conduct an assessment by themselves.

Executive Sessions

Non-management directors generally meet in executive session each time the board of directors holds a regularly scheduled meeting. The board’s policy is to hold executive sessions without the presence of management as a part of all regular board meetings, and, in any event, at least twice during each calendar year.  The Company’s Corporate Governance Guidelines provide that a non-management independent director shall be chosen to preside at each executive session.

Meetings of the Board of Directors and Committees

The board of directors held five meetings during the fiscal year ended June 30, 2015.  The board of directors has three standing committees:  an audit committee, a compensation committee and a nominating and corporate governance committee.  During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the board and all of the committees of the board on which such director served during that period.

The following table sets forth the standing committees of the board of directors and the members of each committee as of the date that this Proxy Statement was first made available to our stockholders:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Steven R. Beauchamp
Jeffrey T. Diehl	X		Chair
Mark H. Mishler	X	Chair	X
Andres D. Reiner		X	X
Steven I. Sarowitz
Ronald V. Waters, III	Chair	X

Audit Committee

The members of the audit committee are Messrs. Diehl, Mishler and Waters, each of whom is a non-employee member of our board of directors.  Mr. Waters serves as the chair of the audit committee. Our board of directors determined that each of Messrs. Diehl, Mishler and Waters is independent for purposes of the Nasdaq Listing Rules and SEC rules and regulations as they apply to audit committee members.  Our board of directors has determined that each of Messrs. Diehl, Mishler and Waters meet the requirements for financial literacy and sophistication, and that Mr. Waters qualifies as an “audit committee financial expert,” under the applicable requirements of the Nasdaq Listing Rules and SEC rules and regulations. The composition of our audit committee complies with all applicable requirements in the Nasdaq Listing Rules and SEC rules and regulations.

The functions of the audit committee include:

•selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•ensuring the independence of the independent registered public accounting firm;

•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•establishing procedures for employees to submit anonymously concerns about questionable accounting or audit matters;

•considering the adequacy of our internal controls;

•reviewing material related party transactions or those that require disclosure; and

•approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The audit committee held four meetings during the fiscal year ended June 30, 2015.  Additional information regarding the audit committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.

Compensation Committee

The members of the compensation committee are Messrs. Mishler, Reiner and Waters, each of whom is a non-employee member of our board of directors.  Mr. Mishler serves as the chairperson of the compensation committee.  Our board of directors has determined that each member of the compensation committee is independent for purposes of the Nasdaq Listing Rules, is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code, as amended.

The functions of the compensation committee include:

•reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;

•reviewing and recommending to our board of directors the compensation of our directors;

•reviewing and recommending to our board of directors the terms of any compensatory agreements with our executive officers;

•administering our stock and equity incentive plans;

•reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans; and

•reviewing our overall compensation philosophy.

The compensation committee and board of directors believe that attracting, retaining and motivating our employees, and particularly the company’s senior management team and key operating personnel, are essential to Paylocity’s performance and enhancing shareholder value. The compensation committee will continue to administer and develop our compensation programs in a manner designed to achieve these objectives.

The compensation committee’s specific responsibilities are set forth in its charter.  The compensation committee reviews its charter at least annually. The compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and recommends the compensation of these officers based on such evaluations. The compensation committee also administers the issuance of stock options and other awards under our equity compensation plans.

In April 2014, the compensation committee selected Compensia, Inc. (“Compensia”) to provide independent compensation consulting support. Compensia has provided market information on compensation trends and practices and makes compensation recommendations based on competitive data of a peer group of companies.  Compensia is also available to perform special projects at the compensation committee’s request.  Compensia provides analyses and recommendations that inform the compensation committee’s decisions, but does not decide or approve any compensation actions. As needed, the compensation committee also consults with Compensia on other compensation-related matters, which for fiscal 2015 included a review of total cash and stock-based compensation for Paylocity’s executives including long-term incentive related compensation. The engagement of any compensation consultant rests exclusively with the compensation committee, which has sole authority to retain and terminate any compensation consultant or other advisor that it uses.

The compensation committee has assessed the independence of Compensia and concluded that no conflicts of interest exist that would prevent Compensia from providing independent and objective advice to the compensation committee.

The compensation committee held four meetings during the fiscal year ended June 30, 2015.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Diehl, Mishler and Reiner.  Mr. Diehl serves as the chairperson of the nominating and corporate governance committee.  Our board of directors determined that each member of our nominating and corporate governance committee is independent for purposes of the Nasdaq Listing Rules and under applicable SEC rules and regulations.  The functions of the nominating and corporate governance committee include:

•identifying and recommending candidates for membership on our board of directors;

•reviewing and recommending our corporate governance guidelines and policies;

•reviewing proposed waivers of the code of conduct for directors and executive officers;

•overseeing the process of evaluating the performance of our board of directors; and

•assisting our board of directors on corporate governance matters.

The nominating and corporate governance committee acted by written consent in lieu of a meeting once during the fiscal year ended June 30, 2015.

Director Nominations

Our nominating and corporate governance committee is responsible for, among other things, assisting our board of directors in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders.  The nominating and corporate governance committee’s goal is to assemble a board that brings to our company a diversity of experience in areas that are relevant to our business and that complies with the Nasdaq Listing Rules and applicable SEC rules and regulations.  While we do not have a formal diversity policy for board membership, the nominating and corporate governance committee generally considers the diversity of nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors.  When considering nominees for election as directors, the nominating and corporate governance committee reviews the needs of the board for various skills, background, experience and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee.  The nominating and corporate governance committee believes that directors must also have an inquisitive and objective outlook and mature judgment.  Director candidates must have sufficient time available in the judgment of the nominating and corporate governance committee to perform all board and committee responsibilities.  Members of the board of directors are expected to rigorously prepare for, attend and participate in all meetings of the board and applicable committee meetings.

Other than the foregoing and the applicable rules regarding director qualification, there are no stated minimum criteria for director nominees.  Under the Nasdaq Listing Rules, at least a majority of the members of the board must meet the definition of “independence” and at least one director must be a “financial expert” under the Exchange Act and the Nasdaq Listing Rules and applicable SEC rules and regulations. The nominating and corporate governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of the board of directors.

The nominating and corporate governance committee will evaluate annually the current members of the board whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The nominating and corporate governance committee will assess regularly the optimum size of the board and its committees and the needs of the board for various skills, background and business experience in determining if the board requires additional candidates for nomination.

Candidates for director nominations come to our attention from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the nominating and corporate governance committee at any point during the year. Such candidates are to be evaluated against the criteria set forth above. If the nominating and corporate governance committee believes at any time that it is desirable that the board consider additional candidates for nomination, the committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the nominating and corporate governance committee believes it is appropriate, a third-party search firm to assist in identifying qualified candidates.

Our bylaws permit stockholders to nominate directors for consideration at an annual meeting.  The nominating and corporate governance committee will consider director candidates validly recommended by stockholders. For more information regarding the requirements for stockholders to validly submit a nomination for director, see “Stockholders Proposals or Nominations to Be Presented at Next Annual Meeting” elsewhere in this Proxy Statement.

Communications with Directors

Stockholders and other interested parties may communicate with the board of directors by mail addressed as follows:

Board of Directors of Paylocity Holding Corporation

c/o Corporate Secretary

3850 N. Wilke Road

Arlington Heights, Illinois 60004

Please indicate on the envelope that the correspondence contains a stockholder communication. All directors have access to this correspondence. In accordance with instructions from the board, the Corporate Secretary logs and reviews all correspondence and transmits such communications to the full board or individual directors, as appropriate. Certain communications, such as business solicitations, job inquiries, junk mail, patently offensive material or communications that present security concerns may not be transmitted, as determined by the Corporate Secretary.

Director Attendance at Annual Meetings

We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by our board of directors taking into account the directors’ schedules.  All directors are encouraged to attend our annual meeting of stockholders.   Three directors attended our Annual Meeting of Stockholders in fiscal 2015.

Committee Charters and Other Corporate Governance Materials

We have adopted a Code of Business Conduct and Ethics (the “Code”), that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. The Code is available on the investor relations section of our website at http://investors.paylocity.com. A printed copy of the Code may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Paylocity Holding Corporation, 3850 N. Wilke Road, Arlington Heights, Illinois 60004. Any substantive amendment to or waiver of any provision of the Code may be made only by the board of directors, and will be disclosed on our website as well as via any other means then required by Nasdaq Listing Rules or applicable law.

Our board of directors has also adopted a written charter for each of the audit committee, the compensation committee and the nominating and corporate governance committee.  Each charter is available on the investor relations section of our website at http://investors.paylocity.com.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines (the “Guidelines”) that address the composition of the board, criteria for board membership and other board governance matters. These Guidelines are available on the investor relations section of our website at http://investors.paylocity.com. A printed copy of the Guidelines may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Paylocity Holding Corporation, 3850 N. Wilke Road, Arlington Heights, Illinois 60004.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee are or have been an officer or employee of Paylocity.  During the fiscal year ended June 30, 2015, none of our company’s executive officers served on the compensation committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our compensation committee or board of directors.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm to audit the consolidated financial statements of Paylocity Holding Corporation for the fiscal year ending June 30, 2016.  KPMG has served as our auditor since May 2013.  A representative of KPMG is expected to be present at the annual meeting to respond to appropriate questions and make a statement if he or she so desires.

The following table sets forth the aggregate fees billed by KPMG for the fiscal years ended June 30, 2015 and 2014:

	Fiscal 2015	Fiscal 2014
Audit fees (1)	$894,408	$2,750,116
Audit-related fees (2)	$—	$—
Tax fees (3)	$138,811	$323,521
All other fees (4)	$25,449	$57,739
Total fees	$1,058,668	$3,131,376

(1)Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements, consultations concerning financial reporting in connection with acquisitions and issuances of auditor consents and comfort letters in connection with SEC registration statements and related SEC registered securities offerings. Fiscal 2014 audit fees also included fees related to our initial public offering including audit of our fiscal 2011, fiscal 2012 and fiscal 2013 financial statements, and related filings.

(2)Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions.

(4)All other fees consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-approval of Audit and Non-audit Services Performed by Independent Registered Public Accounting Firm

The audit committee has determined that all services performed by KPMG are compatible with maintaining the independence of KPMG.  The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services. Unless the specific service has been pre-approved with respect to that year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the annual meeting is required for approval of this proposal.  Abstentions will have the effect of a vote “against” the ratification of KPMG LLP as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote.  Your bank or broker will have discretion to vote any uninstructed shares on this proposal.  If the stockholders do not approve the ratification of KPMG as our independent registered public accounting firm, the audit committee will reconsider its selection.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2016.  PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

REPORT OF THE AUDIT COMMITTEE

The audit committee currently consists of three directors.  Messrs. Diehl, Mishler and Waters are each, in the judgment of the board of directors, an independent director.  The audit committee acts pursuant to a written charter that has been adopted by the board of directors.  A copy of the charter is available on the investor relations section of Paylocity’s website at http://investors.paylocity.com.

The audit committee oversees Paylocity’s financial reporting process on behalf of the board of directors.  The audit committee is responsible for retaining Paylocity’s independent registered public accounting firm, evaluating its independence, qualifications and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services.  The audit committee’s specific responsibilities are set forth in its charter.  The audit committee reviews its charter at least annually.

Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to insure compliance with applicable laws and regulations.  Paylocity’s independent registered public accounting firm, KPMG, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The audit committee has reviewed and discussed with management the company’s audited financial statements.  The audit committee has also discussed with KPMG LLP all matters that the independent registered public accounting firm was required to communicate and discuss with the audit committee, including the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No.16, Communications with Audit Committees.  In addition, the audit committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the company’s internal controls and the overall quality of Paylocity’s financial reporting.

The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to Paylocity’s board of directors that the company’s audited financial statements be included in Paylocity’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

AUDIT COMMITTEE

Ronald V. Waters, III, Chair
Jeffrey T. Diehl
Mark H. Mishler

The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference into any filing of Paylocity under the Securities Act of 1933, as Amended (the “Securities Act”) or the Exchange Act, except to the extent that Paylocity specifically incorporates such information by reference in such filing and shall not otherwise be deemed “filed” under either the Securities Act or the Exchange Act or considered to be “soliciting material.”

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table presents compensation information for the fiscal years ended June 30, 2014 and 2015 paid to, or earned by, our principal executive officer and our two other most highly compensated executive officers as of June 30, 2015. We refer to these executive officers as our “named executive officers” in this proxy statement.  For the fiscal year ended June 30, 2015 our named executive officers were Steven R. Beauchamp, Michael R. Haske and Peter J. McGrail.

Name and Principal Position	Year	Salary	Stock-based Compensation(1)	Bonus(2)		All Other Compensation		Total
Steven R. Beauchamp	2015	$445,905	$2,404,196	$425,250		$23,825	(3)	$3,299,176
President and Chief Executive Officer	2014	425,863	127,003	102,226		22,633		677,725

Peter J. McGrail	2015	267,904	645,460	187,518		16,819	(3)	1,117,701
Chief Financial Officer

Michael R. Haske	2015	306,333	540,160	218,000		26,254		1,090,747
Senior Vice President of Sales & Marketing	2014	259,023	127,003	203,236	(4)	22,503		611,765

(1)                Amounts represent the aggregate grant date fair value of stock awards granted during the year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). Assumptions used in calculating these stock awards in this column are set forth in Note 14 “Benefit Plans” of the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.  Note that the amounts reported in this column reflect the accounting cost for these awards, and do not correspond to the actual economic value that our named executive officers may receive from these awards.

(2)                Includes discretionary annual bonus payouts determined by our compensation committee. Our management team establishes an annual business plan for the Company which is approved by the board of directors. At the end of our fiscal year, our compensation committee considers each named executive officer’s performance relative to the attainment of our business plan for the year and meets to discuss, develop and approve the bonus amounts payable to each named executive officer based on his performance.

(3)                Includes premiums paid for medical and dental insurance of $10,527.

(4)                Also includes a monthly bonus based on the prior month’s commissionable sales.

Executive Officers

The following table sets forth information regarding our executive officers as of October 19, 2015.

Name	Age	Position
Steven R. Beauchamp	43	President, Chief Executive Officer and Director
Peter J. McGrail	56	Chief Financial Officer
Michael R. Haske	43	Senior Vice President of Sales & Marketing
Edward W. Gaty	42	Senior Vice President of Product Development
Mark S. Kinsey	45	Senior Vice President of Operations

Mr. Beauchamp’s biography can be found on page 5 of this Proxy Statement with the biographies of the other members of the board of directors.  Biographies for our other executive officers, including our other named executive officers, are below.

Peter J. McGrail is our Chief Financial Officer. Prior to joining Paylocity in 2010, Mr. McGrail served from 2007 to 2009 as Chief Financial Officer of FetchDog, a pet accessory catalog and Internet sales company. Mr. McGrail also served previously as Chief Financial Officer for two payroll services companies: Advantage Payroll Services, Inc. from 1999 to 2003 and CompuPay, Inc. from 2005 to 2007. Mr. McGrail also spent seven years at the Boston office of KPMG Peat Marwick, now KPMG, where he was an audit manager and attained his CPA designation. Mr. McGrail holds a Master’s Degree in Accounting from Bentley University and a B.A. in Economics from Colgate University.

Michael R. Haske is our Senior Vice President of Sales & Marketing. Prior to joining Paylocity in 2007, Mr. Haske held several roles at Paychex, Inc., including Director of Marketing and Business Development and Regional Manager. Prior to joining Paychex, Inc., Mr. Haske held multiple roles with Automatic Data Processing, Inc., including Sales Manager & Corporate Sales Trainer. Mr. Haske earned his B.A. degree in Marketing and Finance from the University of Michigan. He also earned an M.B.A. in Marketing from Cardean/Ellis NYIT.

Edward W. Gaty is our Senior Vice President of Product Development. Prior to joining Paylocity in July 2013, Mr. Gaty held several positions at Hewitt Associates and Aon Hewitt, a human resources consulting firm, from 1995 to 2013, including Chief Information Officer, Benefits Administration and Chief Technology Officer, Benefits Administration. Mr. Gaty holds a B.A. in Economics & Business Administration from Kalamazoo College and an M.S. in Information Technology from Northwestern University.

Mark S. Kinsey is our Senior Vice President of Operations. Prior to joining Paylocity in May 2015, Mr. Kinsey served as President of Online Data Collection at Ipsos from 2012 to 2015. Prior to joining Ipsos, Kinsey held several positions at The Nielsen Company from 2002 to 2012, including Head of North America Consumer Operations and Global Product Leader of consumer household panel services. Before joining The Nielsen Company, Kinsey was a consultant in the general practice with AT Kearney, a management consulting firm. He holds a B.S. in Finance from Ball State University and an M.B.A. from Indiana University.

Potential Payments Upon Termination and Change in Control

Each of our named executive officers is subject to certain obligations relating to non-competition, non-solicitation, proprietary information and assignment of inventions. Pursuant to these obligations, each named executive officer has agreed (i) not to solicit our employees or customers during employment and for a period of 12 months after the termination of employment, (ii) not to compete with us or assist any other person to compete with us during employment and (iii) to protect our confidential and proprietary information and to assign to us intellectual property developed during the course of employment.

In addition, we have entered into employment agreements with each of our named executive officers. The following is a summary of the employment agreements with our named executive officers.

Steven R. Beauchamp is party to an amended and restated employment agreement with us effective February 7, 2014. This employment agreement has no specific term and constitutes at-will employment. Mr. Beauchamp’s current annual base salary is $475,000. Mr. Beauchamp is also eligible to receive benefits that are substantially similar to those of our other employees. His employment agreement also provides for an annual bonus, which is currently targeted at 80% of Mr. Beauchamp’s base salary. Payment of any bonus to Mr. Beauchamp is subject to approval by the compensation committee of our board of directors.

Pursuant to this agreement, in the event Mr. Beauchamp is terminated for any reason (other than for cause (as such term is defined in the employment agreement), as a result of his death or his inability to perform the essential functions of his position with or without reasonable accommodation), we will be obligated to pay him 100% of his then current monthly base salary for 12 months.  These severance benefits are contingent on Mr. Beauchamp executing a general release of claims. In addition, pursuant to his employment agreement, Mr. Beauchamp has agreed (i) not to solicit our employees or customers during employment and for a period of 12 months after the termination of employment, (ii) not to compete with us or assist any other person to compete with us during employment and a period of 12 months after the termination of employment and (iii) to protect our confidential and proprietary information and to assign to us intellectual property developed during the course of employment.

Peter J. McGrail is party to an amended and restated employment agreement with us effective February 7, 2014. This employment agreement has no specific term and constitutes at-will employment. Mr. McGrail’s current annual base salary is $325,000. Mr. McGrail is also eligible to receive benefits that are substantially similar to those of our other employees. His employment agreement also provides for an annual bonus, which is currently targeted at 70% of Mr. McGrail’s base salary. Payment of any bonus to Mr. McGrail is subject to approval by the compensation committee of our board of directors.

Pursuant to this agreement, in the event Mr. McGrail is terminated for any reason (other than for cause (as such term is defined in the employment agreement), as a result of his death or his inability to perform the essential functions of his position with or without reasonable accommodation), we will be obligated to pay him 100% of his then current monthly base salary for 12 months.  These severance benefits are contingent on Mr. McGrail executing a general release of claims. In addition, pursuant to his employment agreement, Mr. McGrail has agreed (i) not to solicit our employees or customers during employment and for a period of 12 months after the termination of employment, (ii) not to compete with us or assist any other person to compete with us during employment and a period of 12 months after the termination of employment and (iii) to protect our confidential and proprietary information and to assign to us intellectual property developed during the course of employment.

Michael R. Haske is party to an amended and restated employment agreement with us effective February 7, 2014. This employment agreement has no specific term and constitutes at-will employment. Mr. Haske’s current annual base salary is $350,000. Mr. Haske is also eligible to receive benefits that are substantially similar to those of our other employees. His employment agreement also provides for an annual bonus, which is currently targeted at 60% of Mr. Haske’s current base salary, and for a monthly bonus based on the prior month’s sales by commissionable sales by all sales personnel. Payment of any bonus to Mr. Haske is subject to approval by the compensation committee of our board of directors.

Pursuant to this agreement, in the event Mr. Haske is terminated for any reason (other than for cause (as such term is defined in the employment agreement), as a result of his death or his inability to perform the essential functions of his position with or without reasonable accommodation), we will be obligated to pay him 100% of his then current monthly base salary for twelve months. These severance benefits are contingent on Mr. Haske executing a general release of claims. In addition, pursuant to his employment agreement, Mr. Haske has agreed (i) not to solicit our employees or customers during employment and for a period of 12 months after the termination of employment, (ii) not to compete with us or assist any other person to compete with us during employment and a period of 12 months after the termination of employment and (iii) to protect our confidential and proprietary information and to assign to us intellectual property developed during the course of employment.

In addition, in the event of a change in control of the Company, all unvested shares subject to outstanding equity awards with time-based vesting issued to each of our named executive officers will vest in full immediately prior to, and contingent upon, the change in control, subject to such named executive officer’s continuous service to the Company through the date of the change in control.

401(k)

We have established a tax-qualified employee savings and retirement plan for all employees who satisfy certain eligibility requirements, including requirements relating to age and length of service. Under our 401(k) plan, employees may elect to reduce their current compensation by up to the statutory limit, $18,000 in 2015, and have us contribute the amount of this reduction to the 401(k) plan.  During fiscal 2015, we matched up to 50% of employee contributions, but not exceeding 6% of gross pay per employee. Our contributions for the year ended June 30, 2015 were $1,656,000. We intend for the 401(k) plan to qualify under Section 401 of the Internal Revenue Code so that contributions by employees or by us to the 401(k) plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan.

Pension Benefits

We did not sponsor any defined benefit pension or other actuarial plan for our named executive officers during fiscal 2015.

Nonqualified Deferred Compensation

We did not maintain any nonqualified defined contribution or other deferred compensation plans or arrangements for our named executive officers during fiscal 2015.

Outstanding Equity Awards at June 30, 2015

The following table sets forth information regarding outstanding equity awards held by our named executive officers at June 30, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)		Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested		Market Value of shares or units of stock that have not vested
Steven R. Beauchamp	250,000	(2)	250,000	(2)	$4.88	8/21/2022	48,700	(5)	$1,745,895	(5)
	5,555	(3)	11,111	(3)	$17.00	3/18/2024
	—		107,400	(4)	$24.80	8/18/2024

Peter J. McGrail	608,058		—		$1.31	6/20/2020	13,000	(5)	$466,050	(5)
	27,777	(3)	55,556	(3)	$17.00	3/18/2024
	—		29,000	(4)	$24.80	8/18/2024

Michael R. Haske	150,000	(2)	150,000	(2)	$4.88	8/21/2022	11,000	(5)	$394,350	(5)
	5,555	(3)	11,111	(3)	$17.00	3/18/2024
	—		24,000	(4)	$24.80	8/18/2024

(1)Shares of common stock.

(2)This option grant vests as to 1/4 of the total option grant on July 1, 2013, and thereafter as to 1/4 of the total option grant yearly.

(3)The option grant vests as to 1/3 of the total option grant on March 24, 2015, and thereafter as to 1/3 of the total option grant yearly.

(4)The option grant vests as to 1/4 of the total option grant on August 18, 2015, and thereafter as to 1/4 of the total option grant yearly.

(5)The RSUs will vest annually in four equal installments beginning on August 18, 2015.

Compensation of Directors

In September 2014, we implemented a director compensation package, pursuant to which our directors are eligible to receive equity awards and cash retainers as compensation for service on our board of directors and committees of our board of directors. Under our director compensation package, our directors are entitled to receive a $30,000 annual retainer fee. The audit committee chairperson receives an annual fee of $20,000 and members of the audit committee receive an annual fee of $10,000. The compensation committee chairperson receives an annual fee of $15,000 and members of the compensation committee receive an annual fee of $7,500. The nominating and corporate governance committee chairperson receives an annual fee of $10,000 and the members of the nominating and corporate governance committee receive an annual fee of $5,000.  On August 18, 2014 (and September 8, 2014 in the case of Mr. Reiner), the compensation committee of our board of directors approved a restricted stock unit grant entitling each director to receive that number of shares of our common stock equal to $150,000 divided by the then current share price of our common stock (with such amount prorated, in the case of Mr. Reiner, to reflect the date of his appointment). These grants vest 25% quarterly, such that the grant vests in full on the first anniversary of the grant, provided that the director continues to serve as a director through such vesting date.

In August 2015, the compensation committee of our board of directors approved a restricted stock unit grant entitling each director to receive that number of shares of our common stock equal to $150,000 divided by the then current share price of our common stock. These grants vest 25% quarterly, such that the grant vests in full on the first anniversary of the grant, provided that the director continues to serve as a director through such vesting date.  In September 2015, our board of directors affirmed that the director’s cash compensation package for fiscal 2016 would remain unchanged from the cash compensation package for fiscal 2015.

The following table sets forth information concerning the compensation earned during the last fiscal year by each director who received such compensation.  Our Chief Executive Officer did not receive additional compensation for his service as a director and, consequently, no additional compensation is included in the table.  The compensation received by our Chief Executive Officer as an employee is presented in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation($)	Total ($)
Steven R. Beauchamp	$—		$—	$—	$—
Jeffrey T. Diehl	47,083	(2)	149,990	—	197,073
Mark H. Mishler	57,917	(3)	149,990	—	207,907
Andres D. Reiner	29,958	(4)	141,366	—	171,324
Steven I. Sarowitz	32,500	(5)	149,990	6,916	189,406
Ronald V. Waters, III	56,875	(6)	149,990	—	206,865

The following table sets forth information regarding outstanding equity awards held by our directors at June 30, 2015. Equity awards held by our Chief Executive Officer are presented in the Outstanding Equity Awards at June 30, 2015 table.

	Stock Awards
Name	Number of shares or units of stock that have not vested		Market Value of shares or units of stock that have not vested ($)

Jeffrey T. Diehl	1,512	(7)	$54,205	(7)
Mark H. Mishler	2,222	(8)	79,659	(8)
	1,512	(7)	54,205	(7)
Andres D. Reiner	1,504	(7)	53,918	(7)
Steven I. Sarowitz	1,512	(7)	54,205	(7)
Ronald V. Waters, III	2,222	(8)	79,659	(8)
	1,512	(7)	54,205	(7)

(1)Amounts represent the aggregate grant date fair value of restricted stock units granted during the year computed in accordance with ASC Topic 718. Assumptions used in calculating the amounts reported in this column are set forth in Note 14 “Benefit Plans” of the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015. Note that the amounts reported in this column reflect the accounting cost for these awards, and do not correspond to the actual economic value that our directors may receive from the awards.

(2)Consists of $30,000 annual retainer fee for service on the board of directors, $10,000 annual fee for service on the audit committee and $10,000 annual fee for service as the chairman of the nominating and corporate governance committee. These annual fees have been prorated for the periods Mr. Diehl served in these committees and the existing committee compensation structure was in place during fiscal 2015.

(3)Consists of $30,000 annual retainer fee for service on the board of directors, $10,000 annual fee for service on the audit committee, $15,000 annual fee for services as the chairman of the compensation committee and $5,000 annual fee for service on the nominating and corporate governance committee. These annual fees have been prorated for the periods Mr. Mishler served in these committees and the existing committee compensation structure was in place during fiscal 2015.

(4)Consists of $30,000 annual retainer fee for service on the board of directors, $7,500 annual fee for services on the compensation committee and $5,000 annual fee for service on the nominating and corporate governance committee. These annual fees have been prorated for the periods Mr. Reiner served in these committees and the existing committee compensation structure was in place during fiscal 2015.

(5)Consists of $30,000 annual retainer fee for service on the board of directors and $10,000 annual fee for service as the chairman of the nominating and corporate governance committee until January 2015. These annual fees have been prorated for the periods Mr. Sarowitz served in these committees and the existing committee compensation structure was in place during fiscal 2015.

(6)Consists of $30,000 annual retainer fee for service on the board of directors, $20,000 annual fee for service as the chairman of audit committee and $7,500 annual fee for services on the compensation committee. These annual fees have been prorated for the periods Mr. Waters served in these committees and the existing committee compensation structure was in place during fiscal 2015.

(7)The RSUs will vest on August 18, 2015.

(8)The RSUs will vest on March 24, 2016.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain three compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants.  These consist of the 2008 Equity Incentive Plan (the “2008 Plan”), the 2014 Equity Incentive

Plan (the “2014 Plan”) and the 2014 Employee Stock Purchase Plan (the “2014 Purchase Plan”), each of which has been approved by our stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of June 30, 2015:

Plan Category	Number of shares to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)		Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	3,955,510	$10.96	(1)	5,543,184	(2)

Equity compensation plans not approved by stockholders	—	—		—

Total	3,955,510			5,543,184

(1)The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs, which have no exercise price.

(2)Includes 4,489,822 shares of common stock available for issuance in connection with future awards under our 2014 Plan and 1,053,362 shares of common stock available for future issuance under the 2014 Purchase Plan.  The 2014 Plan provides that the number of shares reserved for issuance under that plan will automatically increase on January 1, 2016 and each subsequent anniversary through 2024, by an amount equal to the smaller of (i) 4.5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by the board. The 2014 Purchase Plan provides that the number of shares reserved for issuance under that plan will automatically increase on January 1, 2016 and each subsequent anniversary through 2024 equal to the smallest of (i) 400,000 shares, (ii) 0.75% of the issued and outstanding shares of our common stock on the immediately preceding December 31 or (iii) such other amount as may be determined by the board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

We have a written policy on authorizations, the Related Party Transactions Policy, which includes specific provisions for related party transactions. Pursuant to the Related Party Transactions Policy, related party transactions include any transaction, arrangement or relationship, or series of such transactions, including any indebtedness or guarantees, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In the event that a related party transaction is identified, such transaction must be reported to our Corporate Secretary and subsequently must be reviewed and approved or ratified by the chairman of our audit committee or our full audit committee, depending on the amount of the transaction. Any member of the audit committee who is one of the parties in the related party transaction and who has a direct material interest in the transaction may not participate in the approval of the transaction. The audit committee has pre-approved certain potential related party transactions in advance including employment of executive officers and director compensation.

Related Party Transactions

Since the beginning of fiscal 2015, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, except for the compensation and other arrangements described in “Compensation of Named Executive Officers and Directors” elsewhere in this proxy statement and the transactions described below.

Stock Options Granted to Executive Officers and Directors

We have granted stock options and restricted stock units to our executive officers. We have also granted restricted stock units to certain members of our board of directors. For more information regarding certain of these equity awards, see “Compensation of Named Executive Officers and Directors—Summary Compensation Table” and “Compensation of Named Executive Officers and Directors—Compensation of Directors” elsewhere in this Proxy Statement.

Investors’ Rights Agreement

We are party to an amended and restated investors’ rights agreement with certain holders of our stockholders. The amended and restated investors’ rights agreement grants such stockholders certain registration rights, which include demand registration rights, piggyback registration rights and short-form registration rights, with respect to shares of our common stock.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. These employment agreements provide for severance payments upon termination of the executive in certain circumstances and acceleration of vesting of stock options upon the occurrence of a change in control. Please see “Compensation of Named Executive Officers and Directors—Potential Payments upon Termination and Change in Control” elsewhere in this Proxy Statement for a summary of the potential payments to our named executive officers upon the occurrence of termination or a change in control.

Indemnification of Officers and Directors

As permitted by Delaware law, our amended and restated certificate of incorporation provides that, to the fullest extent permitted by Delaware law, no director will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Pursuant to Delaware law such protection would be not available for liability:

•for any breach of a duty of loyalty to us or our stockholders;

•for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•for any transaction from which the director derived an improper benefit; or

•for an act or omission for which the liability of a director is expressly provided by an applicable statute, including unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law.

Our amended and restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of the amended and restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. In addition, our amended and restated bylaws provide that we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the amended and restated bylaws are not exclusive.

We have entered into indemnity agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted by Delaware law and our amended and restated certificate of incorporation and bylaws for expenses such as, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action by or in our right, arising out of the person’s services as our director or executive officer or as the director or executive officer of any subsidiary of ours or any other company or enterprise to which the person provides services at our request. We also maintain directors’ and officers’ liability insurance.

Other Related Party Transactions

In June 2014, we entered into a Memorandum of Understanding (the “Memorandum”), with our chairman Steven I. Sarowitz and Blue Marble Payroll, LLC, or Blue Marble, a separate legal entity owned by Mr. Sarowitz.  Pursuant to the terms of the Memorandum, Mr. Sarowitz is entitled to devote his efforts to Blue Marble provided that such efforts do not interfere with his ability to fulfill his duties as our chairman.  Mr. Sarowitz and Blue Marble each also agreed not to compete with us in the United States of America and not to solicit our employees.  In the event that we enter a geographic market in which Mr. Sarowitz or Blue Marble has clients, we have an option to acquire Mr. Sarowitz’ or Blue Marble’s (as the case may be) operations in such market at fair market value.  At our option, Mr. Sarowitz and Blue Marble will permit us to become a partner of Blue Marble in any international market that Mr. Sarowitz or Blue Marble enters, on terms no less favorable than those offered by Mr. Sarowitz or Blue Marble to its other partners in that market.  Pursuant to the terms of the Memorandum, in the event of a sale of a material portion of the business or capital stock of Blue Marble, we have a right of first refusal to buy Blue Marble.  Beginning on the third anniversary of the Memorandum, we also have an ongoing option to acquire Blue Marble at fair market value.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of September 30, 2015 by:

•each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

•each of our named executive officers;

•each of our current directors; and

•all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.

Applicable percentage ownership in the following table is based on 50,833,030 shares of common stock outstanding as of September 30, 2015. Shares of common stock subject to options currently exercisable or exercisable within 60 days of September 30, 2015 are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such options, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).

Shares shown in the table below include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account. Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse.

Unless otherwise noted below, the address of each person listed on the table is c/o Paylocity Holding Corporation, 3850 N. Wilke Road, Arlington Heights, Illinois 60004.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock Owned
5% Stockholders:
Entities affiliated with Adams Street Partners(1)	7,837,430	15.4%

Named Executive Officers and Directors:
Jeffrey T. Diehl(1)	7,837,430	15.4%
Steven I. Sarowitz(2)	17,457,100	34.3%
Steven R. Beauchamp(3)	3,058,952	6.0%
Michael R. Haske(4)	1,853,987	3.6%
Peter J. McGrail(5)	582,906	1.1%
Mark H. Mishler(6)	22,154	*
Ronald V. Waters, III(7)	21,554	*
Andres D. Reiner(8)	7,075	*
All executive officers and directors as a group (10 persons)(9)	30,904,169	60.8%

(1)Represents 1,062 shares issuable to Jeffrey T. Diehl upon the vesting of restricted stock units within 60 days of September 30, 2015, 1,515,528 shares held by Adams Street 2006 Direct Fund, L.P., or AS 2006, 1,711,448 shares held by Adams Street

2007 Direct Fund, L.P., or AS 2007, 2,447,536 shares held by Adams Street 2008 Direct Fund, L.P., or AS 2008, 507,337 shares held by Adams Street 2009 Direct Fund, L.P., or AS 2009, 288,195 shares held by Adams Street 2010 Direct Fund, L.P., or AS 2010, 231,536 shares held by Adams Street 2011 Direct Fund LP, or AS 2011, 232,360 shares held by Adams Street 2012 Direct Fund LP, or AS 2012 and 896,380 shares of common stock held by Adams Street Co-Investment Fund II, L.P., or AS CIF. The shares owned by AS 2006, AS 2007, AS 2008, AS 2009, AS 2010, AS 2011, AS 2012 and AS CIF may be deemed to be beneficially owned by Adams Street Partners, LLC, or ASP, the managing member of the general partner of each of AS 2006, AS 2007, AS 2008, AS 2009, AS 2010, AS 2011, AS 2012 and AS CIF. David Brett, Jeffrey T. Diehl, Elisha P. Gould III, Robin P. Murray, Sachin Tulyani, Craig D. Waslin and David Welsh, each of whom is a partner of Adams Street Partners, LLC (or a subsidiary thereof) may be deemed to have shared voting and investment power over the shares. The address of each of AS 2006, AS 2007, AS 2008, AS 2009, AS 2010, AS 2011, AS 2012, AS CIF and ASP is One North Wacker Drive, Suite 2200, Chicago, Illinois 60606. Mr. Diehl is a member of our board of directors.

(2)Includes 1,062 shares issuable upon vesting of restricted stock units within 60 days of September 30, 2015. Mr. Sarowitz is currently our Chairman and resigned as our Executive Chairman effective June 30, 2014.

(3)Includes 407,405 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2015 and 145,000 shares held by the IRIE Family Trust where Mr. Beauchamp’s spouse is the trustee. Mr. Beauchamp is our President and Chief Executive Officer and is a director.

(4)Includes 236,555 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2015. Mr. Haske is our Senior Vice President of Sales & Marketing.

(5)Includes 582,906 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2015.  Mr. McGrail is our Chief Financial Officer.

(6)Includes 1,062 shares issuable upon the vesting of restricted stock units within 60 days of September 30, 2015. Mr. Mishler is a member of our board of directors.

(7)Includes 1,062 shares issuable upon the vesting of restricted stock units within 60 days of September 30, 2015. Mr. Waters is a member of our board of directors.

(8)Includes 1,062 shares issuable upon the vesting of restricted stock units within 60 days of September 30, 2015. Mr. Reiner is a member of our board of directors.

(9)Includes 1,287,837 shares issuable upon the exercise of options exercisable and 5,310 shares issuable upon the vesting of restricted stock units, in each case within 60 days of September 30, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC.  Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us, and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders during the fiscal year ended June 30, 2015 were satisfied.

STOCKHOLDER PROPOSALS OR NOMINATIONS

TO BE PRESENTED AT NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for the fiscal 2017 annual meeting.  These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b) (2), to the Corporate Secretary at our principal executive offices no later than the close of business on June 21, 2016 (120 days prior to the anniversary of this year’s mailing date).  Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.  Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals.  For information on qualifications of director nominees considered by our nominating and corporate governance committee, see the “Corporate Governance—Director Nominations” section of this Proxy Statement.

In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the board or to propose any business at our 2017 annual meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day (August 11, 2016) nor later than the close of business on the 90th day (September 10, 2016) prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given).  The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock.  If the 2017 annual meeting is held more than 30 days before or after the first anniversary of the date of the 2016 annual meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2017 annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made.  We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws.  If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination.  To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary.  We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the board of directors knows of no other business that will be conducted at the 2016 annual meeting other than as described in this proxy statement.  If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Paylocity stock but sharing the same address, we have adopted a procedure approved by the SEC called ‘householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Proxy Statement and Annual Report and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report and other proxy materials mailed to you, please submit a written request to our Corporate Secretary, Paylocity Holding Corporation, 3850 N. Wilke Road, Arlington Heights, Illinois 60004, or call our Investor Relations department at 415-430-2073, and we will promptly send you what you have requested. You can also contact our Corporate Secretary or Investor Relations department if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

By order of the board of directors

Peter J. McGrail
Chief Financial Officer

October 19, 2015

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 PAYLOCITY HOLDING CORPORATION ANNUAL MEETING OF STOCKHOLDERS Wednesday, December 9, 2015 9:00am CT Paylocity Headquarters 3850 N. Wilke Road Arlington Heights, Illinois 60004 To obtain directions to attend the Annual Meeting and vote in person, please call Investor Relations at (415) 430-2073 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 9, 2015. Notice is hereby given that the Annual Meeting of Stockholders of Paylocity Holding Corporation will be held at Paylocity Headquarters, 3850 N. Wilke Road, Arlington Heights, Illinois 60004 on Wednesday, December 9, 2015 at 9:00am CT. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at www.proxydocs.com/pcty If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before November 27, 2015 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Class II Directors 2. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/pcty • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on December 8, 2015. • Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: Internet/Mobile – Access the Internet and go to www.investorelections.com/pcty . Follow the instructions to log in, and order copies. � W Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. Email – Send us an email at paper@investorelections.com with “Paylocity Holding Corporation Materials Request” in the subject line. The email must include: 12 • • • • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. Your preference to receive printed materials via mail -or-to receive an email with links to the electronic materials. If you choose email delivery you must include the email address. If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email. Important Information about the Notice of Proxy Materials This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting. Information about the Notice: In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found. To view the proxy materials online: Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement. To receive paper copies of the proxy materials: Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. � INTERNET/MOBILE – www.proxypush.com/pcty Use the Internet to vote your proxy until 11:59 p.m. (CT) on December 8, 2015. Scan code below for mobile voting. if PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on December 8, 2015. r8J MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. o Please detach here o The Board of Directors Recommends a Vote FOR Items 1 and 2. 1. Election of Class II Directors: 01 Mark H. Mishler 02 Ronald V. Waters, III Vote FOR all nominees (except as marked) Vote WITHHELD from all nominees (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016. For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Date Address Change? Mark box, sign, and indicate changes below: Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

PAYLOCITY HOLDING CORPORATION ANNUAL MEETING OF STOCKHOLDERS Wednesday, December 9, 2015 9:00am CT Paylocity Headquarters 3850 N. Wilke Road Arlington Heights, Illinois 60004 Paylocity Holding Corporation 3850 N. Wilke Road Arlington Heights, Illinois 60004 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 9, 2015. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1 and 2. By signing the proxy, you revoke all prior proxies and appoint Steven R. Beauchamp and Peter J. McGrail, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions.